SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2003


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                001-16783              95-4097995
(State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)          File Number)         Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

Reference is made to the press release of Registrant issued on July 23, 2003, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

          99.1 Press release dated July 23, 2003, regarding earnings guidance.

          99.2 Press release dated July 23, 2003, regarding earnings for the second quarter of fiscal 2003.

ITEM 9. REGULATION FD DISCLOSURE

This information, required by "Item 12. Results of Operations and Financial Condition," is being furnished under "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

Reference is made to the press release of Registrant issued on July 23, 2003, regarding earnings for the second quarter of fiscal 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.2.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 23, 2003                               VCA Antech, Inc.



                                            /S/ TOMAS W. FULLER
                                            ---------------------------------
                                            By:  Tomas W. Fuller
                                            Its: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

     99.1 Press release dated July 23, 2003, regarding earnings guidance.

     99.2 Press release dated July 23, 2003, regarding earnings for the second quarter of fiscal 2003.




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